UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

        Date of Report (Date of earliest event reported): March 31, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

       DELAWARE                       001-15653                13-5674085
(State or other jurisdiction of   Commission File Number      (I.R.S. Employer
      incorporation)                                         Identification No.)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements and Exhibits

             (c)   Exhibits

                   99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated March 31, 2005 to Prospectus dated October 25, 2004.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                     SMITH INCORPORATED



Date:  May 18, 2005                         By:   /s/ Satyanarayan R. Chada
                                                 -------------------------------
                                                 Name:  Satyanarayan R. Chada
                                                 Title: First Vice President



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

EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Pharmaceutical HOLDRS Trust Prospectus Supplement dated March 31, 2005 to
       Prospectus dated October 25, 2004.


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